UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 25, 2008

KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California                                                                                                                                 90064
                      (Address of principal executive offices)                                                                                                                                                        (Zip Code)

Registrant’s telephone number, including area code:  (310) 481-8400

                                                      N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 25, 2008, the Executive Compensation Committee (the “Committee”) of the Board of Directors of Kilroy Realty Corporation (the “Company”) approved the following 2008 base salaries for the Company’s executive management:  $1,050,000 for the Chief Executive Officer, $575,000 for the Chief Operating Officer, and $525,000 for the Chief Financial Officer.  The Committee also approved the 2008 annual bonus program and the 2008 annual long-term incentive program for executive management that will allow for executive management to receive bonus compensation in the event certain specified corporate performance measures are achieved. The purpose of these programs is to provide incentive to the Company’s executive officers to attain established performance measures and to increase stockholder value in a “pay for performance” structure that is aligned with the interests of the Company’s stockholders.  Executive management who will participate in the programs are the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer (collectively, the “Executive Officers”).  For the Executive Officers, the treatment of their awards under these programs upon a change in control or termination of employment (including due to death or disability) will be governed by the applicable terms contained within each Executive Officer’s employment agreement rather than the applicable terms of these programs.

2008 Annual Bonus Program and 2008 Annual Long-Term Incentive Program

The specific performance measures for the 2008 annual bonus program and the 2008 annual long-term incentive program are based upon: 2008 funds from operations targets, 2008 revenue targets, 2008 operating margin targets, and 2008 leasing targets (each, a “Performance Criterion” and, collectively, the “Performance Criteria”).  The actual total award payout under these programs relative to these performance measures will be determined as follows:  25% for achievement of 2008 funds from operation targets, 25% for 2008 revenue targets, 25% for 2008 operating margin targets, and 25% for 2008 leasing targets.

Under the 2008 annual bonus program and the 2008 annual long-term incentive program, the Executive Officers are eligible to earn different amounts of incentive compensation depending on the level of performance achieved for each of the Performance Criteria.  The Executive Officers must exceed a minimum threshold performance level for each Performance Criterion to earn incentive compensation with respect to that individual Performance Criterion under each of these programs.  Once the Executive Officers exceed the applicable minimum thresholds, they are eligible to earn additional incentive compensation upon achieving certain target and/or maximum levels of performance.  In the event the Executive Officers exceed the applicable thresholds but do not achieve the applicable target and/or maximum performance levels, they are entitled to proportional awards.  When calculating the total payout under these programs, the payout under each Performance Criterion is calculated independently.  In the event the Executive Officers exceed the maximum performance level for any individual Performance Criterion, it can be used to supplement the total possible payout, subject to the maximum total payouts as set forth below.

2008 Annual Bonus Program

Under the 2008 annual bonus program, the Chief Executive Officer is eligible to earn 150% of his 2008 base salary in the event threshold performance levels are achieved for all of the Performance Criteria, 300% of his 2008 base salary in the event target performance levels are achieved for all of the Performance Criteria, and 450% of his 2008 base salary in the event maximum performance levels are achieved for all of the Performance Criteria.  The Chief Operating Officer is eligible to earn 83% of his 2008 base salary in the event threshold performance levels are achieved for all of the Performance Criteria, 167% of his 2008 base salary in the event target performance levels are achieved for all of the Performance Criteria, and 250% of his 2008 base salary in the event maximum performance levels are achieved for all of the Performance Criteria.  The Chief Financial Officer is eligible to earn 75% of his 2008 base salary in the event threshold performance levels are achieved for all of the Performance Criteria, 150% of his 2008 base salary in the event target performance levels are achieved for all of the Performance Criteria, and 225% of his 2008 base salary in the event maximum performance levels are achieved for all of the Performance Criteria.

It is anticipated that any amounts earned under the 2008 annual bonus program will be paid in cash during the first quarter of 2009. Payments under this program are contingent on continued employment through December 31, 2008.

2008 Annual Long-Term Incentive Program

Under the 2008 annual long-term incentive program, the Chief Executive Officer is eligible to earn 254% of his 2008 base salary in the event threshold performance levels are achieved for all of the Performance Criteria, 508% of his 2008 base salary in the event target performance levels are achieved for all of the Performance Criteria, and 762% of his 2008 base salary in the event the maximum performance levels are achieved for all of the Performance Criteria; the Chief Operating Officer is eligible to earn 214% of his 2008 base salary in the event the threshold performance levels are achieved for all of the Performance Criteria, 429% of his 2008 base salary in the event target performance levels are achieved for all of the Performance Criteria, and 643% of his 2008 base salary in the event the maximum performance levels are achieved for all of the Performance Criteria; and the Chief Financial Officer is eligible to earn 159% of his 2008 base salary in the event threshold performance levels are achieved for all of the Performance Criteria, 317% of his 2008 base salary in the event target performance levels are achieved for all of the Performance Criteria, and 476% of his 2008 base salary in the event the maximum performance levels are achieved for all of the Performance Criteria.

Individual awards under the 2008 annual long-term incentive program will be made under the Kilroy Realty 2006 Incentive Award Plan, and it is anticipated that such awards will be paid in restricted stock or, if available, and at the employee’s option, in long-term incentive program partnership units of Kilroy Realty, L.P. (“LTIP Units”) that, subject to vesting and other conditions, may become exchangeable on a one-for-one basis for shares of the Company’s common stock or cash, at the election of the Company.  The Company anticipates that the restricted stock or LTIP Units will be issued during the first quarter of 2009, subject to forfeiture in the event employment is not continued.  Each share of restricted stock or LTIP Unit, both vested and non-vested, will entitle the holder to receive dividends or distributions in an amount per restricted share or LTIP Unit equal to the dividends per share paid on the Company’s common stock or distributions in respect of Kilroy Realty, L.P.’s common limited partnership units, as applicable.  Awards under the 2008 annual long-term incentive program will vest 50% on December 31, 2009 and 50% on December 31, 2010 based on continued employment through the applicable vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: January 31, 2008
	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller